Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2019
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions [text block]

Acquisitions and dispositions

Business combinations

During the years 2019, 2018 and 2017, the Group did not undertake any acquisitions accounted for as business combinations.

Dispositions

During 2019, 2018 and 2017, the Group finalized several dispositions of subsidiaries/businesses. These disposals are mainly comprised of businesses the Group had previously classified as held for sale. Accordingly, dispositions in 2019 mainly included the sale of the Private & Commercial Clients business in Portugal, while dispositions in 2018 included the partial sale of the Polish Private & Commercial Bank business. Disposals in 2017 included the Group’s Argentine subsidiary Deutsche Bank S.A. and Sal. Oppenheim’s Luxembourg-based fund administration and custody business. For more detail on these transactions, please refer to Note 24 "Non-Current Assets and Disposal Groups Held for Sale". The total consideration received for these dispositions (thereof in cash) in 2019, 2018 and 2017 was € 1.8 billion (cash € 1.8 billion), € 398 million (cash € 270 million) and € 129 million (cash), respectively. The table below shows the assets and liabilities that were included in these disposals.

in € m.	2019	2018	2017
Cash and cash equivalents	0	50	47
All remaining assets	2,713	4,619	848
Total assets disposed	2,714	4,669	895
Total liabilities disposed	1,003	6,035	814